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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2003





                       DEUTSCHE MORTGAGE SECURITIES, INC.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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 Delaware                           333-100675           36-4509743
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
of Incorporation)                  File Number)        Identification Number)

31 W. 52nd Street
New York, NY                                             10019
----------------------------------------              ----------
(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code:212-469-8000

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


                                       -2-

 Item 5.          OTHER EVENTS


Description of the Mortgage Pool

          On or about March 31, 2003, the Registrant will cause the issuance and sale of approximately $435,000,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2003-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and Bank One, National Association, as trustee.

Computational Materials

          Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.




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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



 Exhibit No.                         Description
 -----------                         -----------

      99.1                  Computational Materials (as defined in Item
                            5) that have been provided by Deutsche Bank
                            Securities Inc. to certain prospective
                            purchasers of Deutsche Mortgage Securities,
                            Inc. Mortgage Loan Trust, Series 2003-1.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 27, 2003

                                    DEUTSCHE MORTGAGE SECURITIES, INC.



                                    By: /s/ Steven Katz
                                        ------------------------------------
                                    Name:   Steven Katz
                                    Title:  Vice President



                                    By: /s/ Eric Londa
                                        ------------------------------------
                                    Name:   Eric Londa
                                    Title:  Vice President

                                                 Index to Exhibits


                                                                  Sequentially
                                                                  Numbered
    Exhibit No.  Description                                      Page
    -----------  -----------                                      ----
    99.1         Computational Materials (as defined in           P
                 Item 5) that have been provided by Deutsche
                 Bank Securities Inc. to certain prospective purchasers of Deutsche Mortgage Securities, Inc.
                 Mortgage Loan Trust, Series 2003-1.

                                  EXHIBIT 99.1


                                [FILED BY PAPER]